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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                                 March 31, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                     0-24424                  41-1569769
------------------------    ------------------------     -------------------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


        10000 Valley View Road
        Eden Prairie, Minnesota                          55344-9361
----------------------------------------            --------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (952) 947-8700
                  --------------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


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ITEM 5.      OTHER EVENTS.

          On March 31, 2003, CIMA LABS INC. (the "Company") announced that Steven B. Ratoff has been elected Chairman of the Board and will become the Company's interim Chief Executive Officer on May 1, 2003. Attached as Exhibit 99 is a copy of the press release relating to Mr. Ratoff's election, which is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (C)  EXHIBITS.

              Exhibit               Description
              -------               -----------
                  99                Press Release dated March 31, 2003.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2003

                                    CIMA LABS INC.


                                    By   /s/ James C. Hawley
                                      ------------------------------------------
                                       James C. Hawley
                                       Vice President, Chief Financial Officer
                                       and Secretary


























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                                INDEX TO EXHIBITS


Exhibit No.      Description                                 Method of Filing
-----------      -----------                                 ----------------
    99           Press Release dated March 31, 2003.         Filed herewith